                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               January 30, 1998

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

   New Jersey                      1-1-432                        22-2429994
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number                    Identification
incorporation)                                                  Number)


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: 732-389-1182


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724


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         (Former name or former address, if changed from last report)

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                                     - 2 -

Item 5. Other Events
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Roberts Pharmaceutical Corporation announced today that it is voluntarily recalling its 4-ounce size antitussive, decongestant and expectorant product ENTUSS-D Jr. Pediatric Expectorant, due to a labeling error in the adult dosage instructions. Only 538 bottles of a single lot of product is involved, Lot J960855A. This labeling error represents a major potential risk to health due to the potential for overdose, which may result in serious adverse health consequences.

Although the Company has not received a single patient/pharmacist complaint subsequent to usage since the lot was released in January 1997, Roberts is recalling the lot to safeguard the public.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                         (Registrant)


Date: February 5, 1998                        /s/ Anthony A. Rascio
                                              ---------------------------------
                                                Anthony A. Rascio
                                                Vice President